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                                                                   EXHIBIT 10.32


MILES D. SCULLY (SBN 135853)
KEVIN W. ALEXANDER (SBN 175204)
GORDON & REES, LLP
101 West Broadway, Suite 1600
San Diego, CA 92101
Telephone:  (619) 696-6700
Facsimile:   (619) 696-7124

Attorneys for Plaintiff
ON-POINT TECHNOLOGY SYSTEMS, INC.



                   SUPERIOR COURT OF CALIFORNIA-COUNTY OF SAN DIEGO


ON-POINT TECHNOLOGY SYSTEMS,          )   CASE NO.  GIC735997
INC., a Nevada Corporation,           )
                                      )
      Plaintiff,                      )   STIPULATED JUDGMENT
                                      )
   vs.                                )
                                      )
U.S. TELECARD, INC., a Georgia        )
corporation, RICK ARRINGTON and       )
DOES 1-200, inclusive,                )
                                      )
      Defendants.                     )
______________________________________)


           WHEREAS, plaintiff On-Point Technology Systems, Inc. ("On-Point") filed the instant action on or about September 24, 1999, alleging causes of action against defendants U.S. Telecard, Inc. ("Telecard") and Rick Arrington ("Arrington") for declaratory relief, breach of written contract, breach of the implied covenant of good faith and fair dealing, account stated and common count, among others;

           WHEREAS, On-Point, Telecard and Arrington desire to enter into a Stipulated Judgment with respect to claims at issue in the instant action;

           IT IS HEREBY STIPULATED by and between the parties that:

           1. Judgment is awarded in favor of On-Point and against Telecard on all causes of action, and On-Point is to recover damages from Telecard in the amount of eight hundred thousand dollars ($800,000.00);

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                      STIPULATION TO RESPOND TO COMPLAINT
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           2.        Telecard shall satisfy said Judgment by paying On-Point
six thousand dollars ($6,000.00) per month, for 60 consecutive months, beginning April 10, 2000 and becoming due on the tenth day of each successive month thereafter until March 10, 2004, and by paying On-Point an additional five hundred thousand dollars ($500,000.00) on or before April 10, 2004. The above payments shall be made by check or draft payable to On-Point, on or before the dates set forth herein, and delivered to On-Point's place of business located at 1370 W. San Marcos Blvd., Suite 100, San Marcos, CA 92069, Attn: Frederick Sandvick. In the event that Telecard fails to make timely payment to On-Point pursuant to this paragraph, the entire Judgment amount shall become due and payable immediately to On-Point.

           3. On-Point shall dismiss all claims against Arrington without prejudice.

           4. Telecard and Arrington shall waive all applicable statutes of limitations in connection with the claims alleged by On-Point for a period of six years from the date of entry of this Judgment.


DATED: November 12, 1999         ON-POINT TECHNOLOGY SYSTEMS, INC.



                                 By:  /s/ Frederick Sandvick
                                    ---------------------------------------
                                     Frederick Sandvick
                                     Chief Executive Officer


DATED: November 12, 1999         U.S. TELECARD, INC.


                                 By: /s/ Rick Arrington
                                    ---------------------------------------
                                      Rick Arrington
                                      Chief Executive Officer


DATED: November 12,  1999        By: /s/ Rick Arrington
                                    ---------------------------------------
                                     RICK ARRINGTON


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                      STIPULATION TO RESPOND TO COMPLAINT
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DATED: November 15, 1999         GORDON & REES, LLP



                                 By: /s/ Miles D. Scully
                                     ---------------------------------------
                                     MILES D. SCULLY
                                     KEVIN W. ALEXANDER
                                     Attorneys for Plaintiff
                                     ON-POINT TECHNOLOGY SYSTEMS, INC



DATED: November ___, 1999        By: /s/ Alan B. Waln
                                     ---------------------------------------
                                     ALAN B. WALN
                                     Attorney for Defendants
                                     U.S. TELECARD, INC. and RICK ARRINGTON




           IT IS HEREBY ADJUDGED, ORDERED AND DECREED that plaintiff On-Point is entitled to JUDGMENT against Telecard, and that damages are awarded in favor of On-Point and against Telecard, pursuant to the stipulation herein.

DATED: December 15, 1999             J. Richard Haden
       -----------------             ---------------------------------------
                                     JUDGE OF THE SUPERIOR COURT

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                      STIPULATION TO RESPOND TO COMPLAINT